                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                          PRIME RETAIL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                    [Prime Retail Logo]

                                                               November 19, 2001

Dear Preferred Stockholder:

    On or about November 6, 2001, Prime Retail, Inc. (the "Company") mailed to you a Proxy Statement regarding the Special Meeting of Preferred Stockholders of the Company to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on December 6, 2001, at 11:00 a.m., local time. The purpose of the Meeting is to consider and take action to elect two additional directors.

    The Proxy Statement set forth, among other things, a chart reflecting the ownership by the director nominees and others of the Company's common stock and preferred stock. Please be advised that the chart has been revised to reflect a correction in the ownership of preferred stock of preferred director nominee Robert H. Kanner. The new chart entitled "Security Ownership of Certain Beneficial Owners and Management" is attached hereto as Exhibit A. This revised chart replaces the chart set forth in the Proxy Statement previously delivered to you.

    PLEASE TAKE ONE OF THE FOLLOWING ACTIONS:

    1. If you have already completed and returned your Proxy Card and desire to revoke such proxy and revote your shares of preferred stock as a result of the revision set forth above, then complete the Proxy Card enclosed herein and return it as soon as possible in the enclosed return envelope.

    2. If you have already completed and returned your Proxy Card and do not wish to change your vote, you do not have to do anything further.

    3. If you have not yet completed and returned your Proxy Card and wish to vote your shares of preferred stock, then please complete the enclosed Proxy Card and return it in the enclosed envelope.

    IF YOU HAVE ANY QUESTIONS REGARDING THE FOREGOING OR IF YOU NEED AN ADDITIONAL COPY OF THE PROXY STATEMENT, PLEASE CONTACT THE UNDERSIGNED BY TELEPHONE AT (410) 234-1773; BY FACSIMILE AT (410) 234-0275 OR BY E-MAIL AT ALANS@PRIMERETAIL.COM.

                                          Sincerely,

                                          /s/ C. Alan Schroeder
                                          C. Alan Schroeder
                                          EXECUTIVE VICE PRESIDENT--GENERAL
                                          COUNSEL AND SECRETARY

                                   EXHIBIT A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of shares of the Company's common stock, par value $0.01 per share ("Common Stock"), common units of limited partnership interests ("Common Units") in Prime Retail, L.P., a Delaware limited partnership in which the Company is the sole general partner (the "Operating Partnership"), and the Preferred Stock as of November 1, 2001 for (a) each stockholder of the Company holding more than 5% of the voting securities of the Company, (b) each named executive officer listed in the Summary Compensation Table presented below, (c) the Directors of the Company and Preferred Director Nominees and (d) the Directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting and investment power. The number of shares represents the number of shares of Common Stock the person holds, the number of shares of Common Stock the person has the right to acquire upon exercise of certain stock options ("Stock Options") granted pursuant to the Company's 1994 Stock Incentive Plan, the Company's 1995 Stock Incentive Plan, the Consulting Agreement between the Operating Partnership and Marvin Traub Associates, Inc. ("MTA"), the Company's 1998 Long-Term Stock Incentive Plan and the Company's Amended and Restated Nonemployee Director Stock Plan (collectively, the "Stock Incentive Plans"), the number of shares of Common Stock into which Common Units held by the person are exchangeable (if, as discussed below, the Company elects to issue shares of Common Stock rather than pay cash upon such exchange) and the number of shares of Common Stock into which shares of Series B Preferred Stock held by the person are convertible. The extent to which a person directly holds Common Stock, Stock Options, Common Units or Series B Preferred Stock is set forth in the notes. The Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended, the "Operating Partnership Agreement") provides that Common Units may be exchanged, subject to certain limitations, into Common Stock or, at the option of the Company, cash equal to the fair market value of a share of Common Stock at the time of exchange. Holders of Series B Preferred Stock have the right, subject to ownership and transfer restrictions in the Company's charter intended to allow the Company to maintain its status as a REIT, to convert all or any of their Series B Preferred Stock into Common Stock at the conversion price of $20.90 per share of Common Stock, subject to certain adjustments.

                             NUMBER OF SHARES OF                                                     PERCENT
                                COMMON STOCK/      PERCENTAGE OF ALL    NUMBER OF SHARES OF     OF ALL SHARES OF
                                COMMON UNITS           SHARES OF       SERIES A AND SERIES B      SERIES A AND
NAME AND ADDRESS                BENEFICIALLY            COMMON            PREFERRED STOCK      SERIES B PREFERRED
OF BENEFICIAL OWNER(1)            OWNED(2)             STOCK(3)         BENEFICIALLY OWNED            STOCK
----------------------       -------------------   -----------------   ---------------------   -------------------
Glenn D. Reschke(4)........         574,587               1.3%                       0                   *
Robert A. Brvenik(5).......         166,660               (24)                       0                   *
C. Alan Schroeder(6).......         299,467               (24)                     100                 (24)
Steven S. Gothelf(7).......         160,769               (24)                       0                   *
John A. Mastin(8)..........         127,844               (24)                       0                   *
Michael W. Reschke(9)......       8,131,900              15.9%                   9,552                 (24)
Prime Finance, Inc.(10)....       5,557,000              11.3%                       0                   *
Prime Financing Limited
  Partnership(11)..........       5,557,000              11.3%                       0                   *
Kenneth A. Randall(12).....          13,500               (24)                       0                   *
Sharon J. Sharp............           3,000               (24)                       0                   *
James R. Thompson(13)......         213,000               (24)                       0                   *
Marvin S. Traub(14)........          98,000               (24)                       0                   *
Directors and executive
  officers of the Company
  as a group (11
  persons).................       9,788,727              22.5%                   9,652                 (24)
Maurice A. Halperin(15)....       4,115,709               9.3%                 697,400                 6.9%

                             NUMBER OF SHARES OF                                                     PERCENT
                                COMMON STOCK/      PERCENTAGE OF ALL    NUMBER OF SHARES OF     OF ALL SHARES OF
                                COMMON UNITS           SHARES OF       SERIES A AND SERIES B      SERIES A AND
NAME AND ADDRESS                BENEFICIALLY            COMMON            PREFERRED STOCK      SERIES B PREFERRED
OF BENEFICIAL OWNER(1)            OWNED(2)             STOCK(3)         BENEFICIALLY OWNED            STOCK
----------------------       -------------------   -----------------   ---------------------   -------------------
PREFERRED DIRECTOR NOMINEES
Paul M. Albert, Jr.(16)....               0                 *                        0                   *
Howard Amster(17)..........       1,830,344               4.2%               1,362,605                13.5%
Dov K. Avni(18)............          22,739               (24)                     200                 (24)
Robert H. Kanner(19).......               0                 *                  100,800                 1.0%
John B. Newman(20).........               0                 *                        0                   *
Gary J. Skoien(21).........          38,745               (24)                  29,175                 (24)
William M. Stern(22).......          13,000               (24)                  21,500                 (24)
Samuel Nathan Yarmak(23)...         509,000               1.2%                  45,000                 (24)

------------------------

NOTES:

 (1) All of the Directors of the Company and the Named Executives may be contacted c/o Prime Retail, Inc., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202.

 (2) The beneficial ownership of Common Stock and of Preferred Stock reported herein for all owners other than Preferred Director Nominees is based upon filings with the Commission and is subject to confirmation by the Company that such ownership did not violate the ownership restrictions in the Company's charter. The ownership of Common Units reported herein is derived from the transfer records maintained by the Operating Partnership based on information provided by the Operating Partnership's limited partners. The beneficial ownership of Common Stock and Preferred Stock for each of the Preferred Director Nominees is based on information provided by such nominees to the Company for inclusion in this Proxy Statement. The Company has not independently verified such information. Information presented includes Common Stock issuable upon exercise of Stock Options which have vested or will vest within 60 days of November 1, 2001 as follows: Mr. G. Reschke 255,000; Mr. Brvenik 83,340; Mr. Schroeder 150,340; Mr. Mastin 95,000; Mr. Gothelf 102,000; Mr. M. Reschke 450,000; Mr. Randall 10,000;
     Governor Thompson 150,000; and Mr. Traub, including Marvin Traub Associates, Inc. ("MTA") 55,000. Information presented also includes Common Stock issued pursuant to a Restricted Stock Award Plan which have vested or will vest within 60 days of November 1, 2001 as follows: Governor Thompson 63,000; Mr. G. Reschke 15,687; Mr. Brvenik 49,007; Mr. Schroeder, 49,007;
     Mr. Gothelf 32,844; and Mr. Mastin 32,844.

 (3) Information presented assumes exchange or conversion only of Common Units and Series B Preferred Stock owned by such beneficial owner for Common Stock. Information presented also includes Common Stock issuable upon exercise of Stock Options of such beneficial owner which have vested or will vest within 60 days of November 1, 2001. In addition, certain of the Common Units and shares of Common Stock set forth below as being held by or beneficially owned by each of Mr. M. Reschke, Prime Finance, Inc. and Prime Financing Limited Partnership have been pledged to certain unaffiliated third parties to secure certain indebtedness (collectively, the "Pledgees"). Unless and until the Pledgees foreclose on the pledged Common Units or Common Stock or have given notice of an event of default under the operative pledge or loan agreement, such entities will not have the direct or indirect power to vote or dispose of the Common Units so pledged. The Pledgees disclaim beneficial ownership of these pledged Common Units pursuant to Section 13d-4 of the Exchange Act.

 (4) Information presented includes 251,300 Common Units which are held by Reschke I LLC, 68,287 shares of Common Stock owned by Mr. G. Reschke and 255,000 shares of Common Stock which Mr. G. Reschke has the right to acquire upon the exercise of Stock Options.

 (5) Information presented includes 83,320 shares of Common Stock owned by Mr. Brvenik and 83,340 shares of Common Stock which Mr. Brvenik has the right to acquire upon exercise of Stock Options.

 (6) Information presented includes 149,007 shares of Common Stock owned by Mr. Schroeder, 120 shares of Common Stock issuable to Mr. Schroeder upon conversion of the 100 shares of Series B Preferred Stock owned by him and 150,340 shares of Common Stock which Mr. Schroeder has the right to acquire upon exercise of certain Stock Options.

 (7) Information presented includes 58,769 shares of Common Stock owned by Mr. Gothelf and 102,000 shares of Common Stock which Mr. Gothelf has the right to acquire upon exercise of Stock Options.

 (8) Information presented includes 32,844 shares of Common Stock owned by Mr. Mastin and 95,000 shares of Common Stock which Mr. Mastin has the right to acquire upon exercise of Stock Options. Mr. Mastin resigned from his position as Executive Vice President--Leasing effective as of November 2, 2001. However, information regarding Mr. Mastin's stock ownership is set forth in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission.

 (9) Information presented includes 251,300 shares of Common Stock held by Prime Group Limited Partnership ("PGLP"), 5,557,000 Common Units held by Prime Financing Limited Partnership ("PFLP"), 961,085 Common Units held by Prime Group II, L.P. ("PGII"), 721,912 Common Units held by Prime Group V, L.P. ("PGV"), 104,632 Common Units held by Prime Group VI, L.P. ("PGVI"), 199,548 shares of Common Stock owned by Mr. M. Reschke, 11,424 shares of Common Stock issuable to Mr. M. Reschke upon conversion of the 9,552 shares of Series B Preferred Stock owned by him, and 324,999 shares of Common Stock which Mr. M. Reschke has the right to acquire upon exercise of Stock Options. Mr. M. Reschke is the managing general partner of PGLP, owns a controlling equity interest in the managing general partner of PFLP and owns a controlling equity interest in the managing general partner of each of PGII, PGV, and PGVI. Mr. M. Reschke's address is c/o The Prime
     Group, Inc. ("PGI"), 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601.

 (10) Information presented includes 5,557,000 Common Units held by PFLP. Prime Finance, Inc. is the managing general partner of PFLP. The address of Prime Finance, Inc. is c/o PGI, 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601.

 (11) Information presented includes 5,557,000 Common Units directly held by PFLP. The address of PFLP is c/o PGI, 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601.

 (12) Information presented includes 3,500 shares of Common Stock, 500 of which are owned by Mr. Randall's wife, and 10,000 shares of Common Stock which Mr. Randall has the right to acquire upon exercise of Stock Options.

 (13) Information presented includes 63,000 shares of Common Stock owned by Governor Thompson and 150,000 shares of Common Stock which Governor Thompson has the right to acquire upon exercise of Stock Options.

 (14) Information presented includes 43,000 shares of Common Stock owned by Mr. Traub, 10,000 shares of Common Stock which Mr. Traub has the right to acquire upon the exercise of Stock Options, and 45,000 shares of Common Stock which MTA, an affiliate of Mr. Traub, has the right to acquire upon exercise of Stock Options.

 (15) Information presented is based on a Schedule 13D/A filed with the Commission on February 15, 2001 by Maurice A. Halperin. The amounts set forth represent 3,418,309 shares of Common Stock and 697,400 shares of Series B Preferred Stock currently convertible into 834,229 shares of Common Stock. Mr. Halperin's business address is 17890 Deauville Lane, Boca Raton, Florida 33496.

 (16) Mr. Albert's business address is 135 Main Street, South Salem, New York 10590-1209.

 (17) Information presented includes (i) 335,726 shares of Common Stock beneficially owned by Mr. Amster's IRAs; (ii) 66,948 shares of Common Stock beneficially owned by the Amster Trading Company Charitable Remainder Unitrust (Mr. Amster is the trustee); (iii) 23,632 shares of Common Stock issuable upon conversion of the 19,760 shares of Series B Preferred Stock beneficially owned by Gould Trading Company (Mr. Amster's wife owns 100% of such company); (iv) 1,404,038 shares of Common Stock issuable upon conversion of (A) 928,025 shares of Series B Preferred Stock beneficially owned by Mr. Amster's IRAs, (B) 181,000 shares of Series B Preferred Stock beneficially owned by Ramat Securities Ltd. (Mr. Amster owns 83% of Ramat Securities Ltd.), (C) 2,750 shares of Series B Preferred Stock beneficially owned by Amster Limited Partnership (Mr. Amster is the general partner), (D) 58,000 shares of Series B Preferred Stock beneficially owned by the Howard M. Amster Charitable Remainder Unitrust (Mr. Amster is the trustee), (E) 170 shares of Series B Preferred Stock beneficially owned by Pleasant Lake Apts. Corp. (Mr. Amster owns 100% of the company), and (F) 4,000 shares of Series B Preferred Stock beneficially owned by Pleasant Lake Apts. Limited Partnership (Pleasant Lake Apts. Corp. is the general partner); (v) 27,700 shares of Series A Preferred Stock beneficially owned by Mr. Amster's IRAs; (vi) 104,100 shares of Series A Preferred Stock beneficially owned by Ramat
      Securities Ltd.; (vii) 10,000 shares of Series A Preferred Stock beneficially owned by Pleasant Lake Apts. Limited Partnership;
      (viii) 17,100 shares of Series A Preferred Stock beneficially owned by
      Mr. Amster's wife; and (ix) 10,000 shares of Series A Preferred Stock beneficially owned by Gould Trading Company. Mr. Amster disclaims beneficial ownership of any shares of Common Stock or Preferred Stock beneficially owned by his wife or Gould Trading Company. Mr. Amster's business address is 23811 Chagrin Blvd. #200, Beachwood, Ohio 44122-5525.

 (18) Information presented includes (i) 2,500 shares of Common Stock held by Mr. Avni directly (1,000 of which are held in an IRA), (ii) 20,000 shares of Common Stock held jointly by Mr. Avni's wife and son over which Mr. Avni has a power of attorney and (iii) 239 shares of Common Stock issuable upon conversion of the 200 shares of Series B Preferred Stock held directly by Mr. Avni. Mr. Avni's address is 150-B Forest Drive, Jericho, New York 11753.

 (19) Information presented includes 100,800 shares of Series A Preferred Stock beneficially owned by Mr. Kanner. Mr. Kanner's business address is 3830 Kelley Avenue, Cleveland, Ohio 44114-4590.

 (20) Mr. Newman's business address is c/o MBNT Financial Holdings Limited, 70 University Avenue, Suite 400, Toronto, Ontario M5J 2M4.

 (21) Information presented includes 3,850 shares of Common Stock beneficially owned by Mr. Skoien and 34,893 shares of Common Stock issuable upon the conversion of the 254 shares of Series B Preferred Stock beneficially owned by Mr. Skoien's IRAs and the 29,175 shares of Series B Preferred Stock beneficially owned by Mr. Skoien directly. Mr. Skoien's business address is c/o The Prime Group, Inc., 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601.

 (22) Information presented includes (i) 2,750 shares of Series A Preferred Stock held by Mr. Stern directly, (ii) 950 shares of Series A Preferred Stock he beneficially owns as the trustee of the Berger trust,
      (iii) 21,500 shares of Common Stock held by Mr. Stern directly and
      (iv) 11,122 shares of Common Stock issuable upon conversion of the 9,300 shares of Series B Preferred Stock he beneficially owns as the trustee of the estate of Mel Stern and the Jackie S. Gutman Trust U/T/A dated 1/26/94. Mr. Stern's business address is Stern Brothers & Co., 8000 Maryland Avenue, Suite 1020, St. Louis, Missouri 63105.

 (23) Information presented includes (i) 45,000 shares of Series A Preferred Stock Mr. Yarmak beneficially owns (such shares are owned directly by Business Exchange Investments Inc. ("BEII") of which Mr. Yarkmak is the President and Chairman), (ii) 441,000 shares of Common Stock held by BEII, and (iii) 68,000 shares of Common Stock held by Mr. Yarmak directly.
      Mr. Yarmak's business address is 4616 West Sahara, Unit 317, Las Vegas, Nevada 89102.

 (24) Amount represents less than 1%.

            FORM OF PROXY FOR HOLDERS OF SERIES A PREFERRED STOCK OF
                               PRIME RETAIL, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    MEETING OF STOCKHOLDERS, DECEMBER 6, 2001

    The undersigned hereby appoint Glenn D. Reschke and C. Alan Schroeder, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the Meeting (the "Meeting") of preferred stockholders of Prime Retail, Inc. (the "Company"), to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on
December 6, 2001, at 11:00 a.m., local time, and any and all adjournments thereof, all the shares of Series A Preferred Stock of the Company according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED FOR THE PREFERRED DIRECTOR NOMINEES IN THE SAME PROPORTION AS OTHER VOTES CAST PURSUANT TO ALL OTHER PROPERLY COMPLETED AND EXECUTED PROXIES RECEIVED BY THE COMPANY IN A TIMELY MANNER AND ALL VOTES CAST IN PERSON AT THE MEETING AND IN THE BOARD'S DISCRETION UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


                  (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                          PLEASE DATE, SIGN AND MAIL YOUR
                        PROXY CARD BACK AS SOON AS POSSIBLE!

                         MEETING OF PREFERRED STOCKHOLDERS
                                PRIME RETAIL, INC.

                             SERIES A PREFERRED STOCK

                                 DECEMBER 6, 2001


                  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED



         PLEASE MARK YOUR
A | X |  VOTES AS IN THIS
         EXAMPLE.


    IMPORTANT NOTE: You may only vote FOR the election of TWO of the nominees set forth below. IF YOU VOTE FOR MORE THAN TWO OF THE NOMINEES, THIS PROXY CARD WILL BE DEEMED INVALID AND YOUR VOTE WILL NOT BE COUNTED.

    1. To elect two Preferred Directors to the Company's Board of Directors with terms expiring at the Company's annual meeting of stockholders in 2003 or until their successors are duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of the Company's preferred stock have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment.

               NOMINEE: PAUL M. ALBERT, JR.

               / / FOR                   / / WITHHELD

               NOMINEE: HOWARD AMSTER

               / / FOR                   / / WITHHELD

               NOMINEE: DOV K. AVNI

               / / FOR                   / / WITHHELD

               NOMINEE: ROBERT H. KANNER

               / / FOR                   / / WITHHELD

               NOMINEE: JOHN B. NEWMAN

               / / FOR                   / / WITHHELD

               NOMINEE: GARY J. SKOIEN

               / / FOR                   / / WITHHELD

               NOMINEE: WILLIAM M. STERN

               / / FOR                   / / WITHHELD

               NOMINEE: SAMUEL N. YARMAK

               / / FOR                   / / WITHHELD

    2. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, including an adjournment to solicit additional proxies in the event that a quorum is not present at the meeting or in the event sufficient proxies voted in favor of the approval of the proposals have not been received.

SIGNATURE                                              DATED:             , 2001
          ------------------------------------------          ------------

SIGNATURE IF HELD JOINTLY                              DATED:             , 2001
                          --------------------------          ------------

NOTE: Please sign exactly as name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            FORM OF PROXY FOR HOLDERS OF SERIES B PREFERRED STOCK OF
                               PRIME RETAIL, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    MEETING OF STOCKHOLDERS, DECEMBER 6, 2001

    The undersigned hereby appoint Glenn D. Reschke and C. Alan Schroeder, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the Meeting (the "Meeting") of preferred stockholders of Prime Retail, Inc. (the "Company"), to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on
December 6, 2001, at 11:00 a.m., local time, and any and all adjournments thereof, all the shares of Series B Preferred Stock of the Company according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED FOR THE PREFERRED DIRECTOR NOMINEES IN THE SAME PROPORTION AS OTHER VOTES CAST PURSUANT TO ALL OTHER PROPERLY COMPLETED AND EXECUTED PROXIES RECEIVED BY THE COMPANY IN A TIMELY MANNER AND ALL VOTES CAST IN PERSON AT THE MEETING AND IN THE BOARD'S DISCRETION UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


                  (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                          PLEASE DATE, SIGN AND MAIL YOUR
                        PROXY CARD BACK AS SOON AS POSSIBLE!

                         MEETING OF PREFERRED STOCKHOLDERS
                                PRIME RETAIL, INC.

                             SERIES B PREFERRED STOCK

                                 DECEMBER 6, 2001


                  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED



         PLEASE MARK YOUR
A | X |  VOTES AS IN THIS
         EXAMPLE.


    IMPORTANT NOTE: You may only vote FOR the election of TWO of the nominees set forth below. IF YOU VOTE FOR MORE THAN TWO OF THE NOMINEES, THIS PROXY CARD WILL BE DEEMED INVALID AND YOUR VOTE WILL NOT BE COUNTED.

    1. To elect two Preferred Directors to the Company's Board of Directors with terms expiring at the Company's annual meeting of stockholders in 2003 or until their successors are duly elected and qualified, or, if earlier, the date on which the full dividends accumulated on all outstanding shares of the Company's preferred stock have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment.

               NOMINEE: PAUL M. ALBERT, JR.

               / / FOR                   / / WITHHELD

               NOMINEE: HOWARD AMSTER

               / / FOR                   / / WITHHELD

               NOMINEE: DOV K. AVNI

               / / FOR                   / / WITHHELD

               NOMINEE: ROBERT H. KANNER

               / / FOR                   / / WITHHELD

               NOMINEE: JOHN B. NEWMAN

               / / FOR                   / / WITHHELD

               NOMINEE: GARY J. SKOIEN

               / / FOR                   / / WITHHELD

               NOMINEE: WILLIAM M. STERN

               / / FOR                   / / WITHHELD

               NOMINEE: SAMUEL N. YARMAK

               / / FOR                   / / WITHHELD

    2. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, including an adjournment to solicit additional proxies in the event that a quorum is not present at the meeting or in the event sufficient proxies voted in favor of the approval of the proposals have not been received.

SIGNATURE                                              DATED:             , 2001
          ------------------------------------------          ------------

SIGNATURE IF HELD JOINTLY                              DATED:             , 2001
                          --------------------------          ------------

NOTE: Please sign exactly as name(s) appear on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.